Exhibit 10.44

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***].”

STATEMENT OF WORK

This Statement of Work (“SOW”) is entered into pursuant to the Master Services Agreement between MAGNA NEW MOBILITY USA, INC., a company incorporated under the laws of the State of Delaware (“Magna”) and SERVE OPERATING CO., a company incorporated under the laws of the State of Delaware (“Serve”), dated as of February 1, 2024 and effective as of January 15, 2024, as it may be amended from time to time (the “Master Services Agreement”).

Services performed pursuant to this SOW will be subject to the terms and conditions of this SOW and the Master Services Agreement. Terms not defined in this SOW are as defined in the Master Services Agreement.

1. Generally:

Serve commercially operates a fleet of delivery robots (“Serve Delivery Robots”) as a service provider for food delivery (“Food Delivery Service”) and in other capacities. [***].

2. Serve Services:

This section outlines the scope of Services to be provided by Serve to Magna under this SOW. The Parties acknowledge that the timelines for the Services are estimates and are based on the current understanding of the project scope, and each Party agrees to discuss and amend the timelines and scope of the Services in good faith. [***].

Pre-Pilot Phase: [***]

Services: [***].

Timing: [***].

Phase 1: [***]

Services:	[***].

Timing (Est.): [***].

Phase 2: [***]

Services:	[***].

Timing (Est.): [***].

Phase 3: [***]

Services:	[***].

Timing (Est.): [***].

3. Serve Resources

Serve will make the following resources available as required during each Phase to provide the Services to Magna (“Serve Resources”) in the quantities and at the costs specified below. This includes staff resources dedicated to Magna as identified below (“Serve Staff Resources”).

[***].

4. Reports and Materials. [***].

5. Termination for Convenience. [***].

6. Magna Obligations.

A.	[***].

B.	[***].

C.	[***].

D.	[***].

7. Other Understandings of the Parties.

A.	[***].

B.	[***].

C.	[***].

D.	[***].

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have executed this SOW on September 23, 2024.

MAGNA NEW MOBILITY USA, INC.		SERVE OPERATING CO.

By:	/s/ Matteo Del Sorbo	By:	/s/ Ali Kashani
Name:	Matteo Del Sorbo	Name:	Ali Kashani
Title:	Executive Vice President, Magna New Mobility	Title:	Co-founder & CEO

By:	/s/ Jake Dadd
Name:	Jake Dadd
Title:	Senior Director, Engineering

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